FIRST PLACE®
FINANCIAL CORPORATION

- Banking Services
- Mortgage Loans
- Real Estate and Title Agency
- Insurance
- Wealth Management

KBW ANNUAL COMMUNITY BANK CONFERENCE

New York, NY • July 29–30, 2008

Steven R. Lewis, President & CEO

David W. Gifford, CFO

Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

•
$3.3 billion in assets
•
$158 million market cap at July 24, 2008
•
Average daily trading volume June 2008: 94,610
•
Institutional & insider ownership: 34% & 9% respectively
•
Five-state market:  Ohio, Michigan, Pennsylvania, Indiana,
N. Carolina
•
45 branches (23 additional branches from pending acquisition)
•
20 loan production offices
•
2 business financial centers
First Place Corporate Profile

The Case for First Place

•
History of Asset Growth
•
By acquisition
•
Through de novo locations
•
By increasing market share in existing locations
•
Aggressive, comprehensive, and effective retail platforms
•
Strong Lending Function
•
Commercial Loan growth leading to balanced portfolio
•
Consistent Mortgage Banking contribution
•
Core Strategic commitment to low cost infrastructure
•
Favorably Priced
•
Market value of $9.61 as of 7/24/08 was 51.3% of 6/30/08 book value
•
Market value of $9.61 as of 7/24/08 was 77.3% of 6/30/08 tangible book value

•
Continue geographic diversification
•
Build infrastructure for efficiency
•
Transition balance sheet for enhanced profitability through
improved margin with greater commercial orientation
•
Diversify revenue opportunities to be less margin dependent
•
Pursue excellent asset quality
•
Execute above peer median financial results
•
Deliver outstanding results to shareholders
First Place Core Strategy

Timeline Significant Milestones

Completion
of Stock
Conversion
and Initial
Public
Offering of
Stock
12/31/98
Ravenna
Savings
Bank
Acquisition
5/12/00
FFY
Financial
Corp.
Acquisition
Loan
Sales for
Fiscal
2001
Reach
$154
Million
Franklin
Bancorp.
Acquisition
Loan Sales
for Fiscal
2004
Reach
$905
Million
Northern
Savings &
Loan
Acquisition
Total
Assets
Reach $3.1
Billion
Citizens
Republic
Branch
Purchase
($200 Million
Deposits)
HBLS Bank
Acquisition
FPFC
Recognizes
$10.2 Million in
Loan,
Investment and
REO Write-
Downs and
Records First
Quarterly Loss
since 2000
5/28/04
12/22/00
6/27/06
4/27/07
12/31/07
6/30/01
6/30/04
6/30/06
10/31/07
3/31/07
Commercial
Loans
Reach $1.0
Billion
5/7/08
6/30/08
OC Financial
Acquisition
Camco
Definitive
Agreement

Camco Financial Corporation
•
Headquartered in Cambridge, Ohio
•
Assets of $1.0 billion
•
23 branches in Ohio, Kentucky and West Virginia
•
Greater Cincinnati – 9 offices
•
Greater Columbus – 5 offices
•
I-77 Corridor (New Philadelphia/Cambridge/Marietta) – 9 offices
•
5 acquisitions and 1 divestiture since 1996
•
Business lines – commercial banking, mortgage banking and
Camco Title Agency

Asset Quality Due Diligence

•
No subprime lending
•
Reviewed all material delinquent, non-performing and classified loans
•
Reviewed all OREO properties
•
Reviewed 61% of A&D relationships over $250,000
•
Reviewed all commercial loan relationships in excess of $1
million and reviewed 53% of the commercial portfolio
•
NPA’s measured $34.0 million at March 31, 2008, up from $30.5 million at December 31, 2007

Pro Forma Financial Impact
•
Transaction costs estimated at $15.9 million pre-tax and $11.0 million after-tax
•
Cost savings equal to 31% of CAFI cost structure
•
No retail branch closures modeled
•
Cost structure to operate $1 billion CAFI franchise estimated at less than $20 million annually
•
Cost savings phased in 75% in 2009 and 100% in 2010
•
Incremental revenue enhancement estimated at $500,000 in 2009 and $1.0 million in 2010
•
Baseline projected asset growth of 2.0% annually

FIRST PLACE FINANCIAL CORPORATION

45 Retail Locations
23 Camco Locations
20 LPOs
2 Business Financial Services Centers
APB Financial Group
Michigan
Grand Rapids
Flint
Ann Arbor
Battle Creek
Detroit
Cleveland
Toledo
Warren
Fort Wayne
Akron
Indiana
Ohio
Pittsburg
Indianapolis
Dayton
Columbus
Cincinnati
West Virginia
MI
IN
OH
PA
NC
Charlotte
Mecklenburg

Multi-State Footprint 10

Effective Efficient Credit Policies
•
Loan production and underwriting are separated
•
Commercial loan officers have rapid access to decision-makers
•
Approval process is compressed yet efficient
•
Aggregate in-house limit is $15 million
•
Comprehensive internal and external loan review process
•
Chief Credit Officer is independent of production
•
Proactive metric research and forecasting

Credit Quality

125%
146%
125%
133%
102%
91%
86%
76%
71%
57%
50%
56%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
NPL/Loans % Charge-off % ALLL/NPL %

FIRST PLACE FINANCIAL CORPORATION

Thousands ($)

Thousands ($)

Thousands ($)

Thousands ($)

Classified Loan Trends

$0
$10,000
$20,000
$30,000
$40,000
3-07 6-07 9-07 12-07 3-08 6-08
Mortgage
$0
$2,000
$4,000
$6,000
3-07 6-07 9-07 12-07 3-08 6-08
Construction
$0
$2,000
$4,000
$6,000
$8,000
3-07 6-07 9-07 12-07 3-08 6-08
Consumer
$0
$25,000
$50,000
$75,000
$100,000
3-07 6-07 9-07 12-07 3-08 6-08
Commercial

$8,819
($6,232)
($3,654)
$367
($5,361)
Dollar
Increase
(Decrease)
93.6%
(49.9%)
(83.2%)
14.3%
(9.9%)
Percent
Increase
(Decrease)
0.55% $6,267 $12,499
Commercial Loans (Without
Builders Lines)
18.1%
0.71%
3.82%
4.83%
June 2008
Percent
Delinquent
$18,242
$740
$2,924
$48,998
June
2008
$9,423
$4,394
$2,557
$54,359
March
2008
Multifamily Loans
Home Builder Lines/Land
Development Loans
Home Equity
Residential Mortgage Loans

*Values in thousands
Selected Delinquency Trends*

10.2 6,689 680 424 - 5,580 Raw Land
$6,225
671
885
128
$4,117
3 Pay
$6,203
446
180
2,231
$2,666
NPL
$100,985
11,768
24,365
19,070
$39,098
Total
5.7 - 10,651 Lot Inventory
14.7%
14.7
36.4
40.5%
Percent
Classified
$5,814
2,117
-
$3,697
2 Pay
$82,743
21,183
16,711
$28,618
Current
Residential Spec
Loans
Total
Home Builder
Credit Facility
Land Development

Dollars in thousands
This portfolio accounted for 21.6% of total bank delinquency.
Home Builder/Land Development Loan Portfolio
June 30, 2008

Business Units Producing Positive Results • Retail • Commercial • Mortgage Banking 16

Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08

Retail Checking Open and Closed 17 800 986 822 876 760 778 856 767 848 1016 998 675 706 705 615 669 566 580 716 667 772 813 583 595 0 200 400 600 800 1000 1200 Month # of Accts Opened Closed

Strategic Achievements Over the Last 4 Quarters
•
Opened 2 retail locations (1 geographic adjustment and 1 de novo)
•
Acquired and integrated the HBLS Bank in Hicksville, Ohio
•
Expanded our lending footprint within the Cincinnati MSA and opened LPOs in Battle Creek, Michigan and Charlotte, North
Carolina
•
Established property management affiliate to increase current revenue streams and maximize economic return on selected REO properties
•
Acquired OC Financial, Inc. with 2 offices and $68 million in assets
•
Executed Definitive Agreement to acquire Camco Financial
Corporation with 23 offices and $1.032 billion in assets

Strategic Opportunities
•
Focus on rapid elimination of NPAs
•
Continue to selectively increase mortgage banking market share as competitors exit the business
•
Complete Camco acquisition, implement cost savings and
integrate into First Place Bank
•
Reduce deposit costs where possible and improve funding mix by increasing business and consumer checking accounts
•
Maintain disciplined capital management
•
Plan for increased volume of checking account fees
•
Evaluating sale leaseback of branch offices
•
Take advantage of consolidating markets but beware of the Trojan
Horse

6/30/08 Financial Results

0%
20%
40%
60%
80%
100%
2001 2002 2003 2004 2005 2006 2007 2008
CD's Money Market Savings NOW Non-interest DDA
Enhancement:
Transitioning the Balance Sheet

Change in Asset Mix from 2001:
• Consumer loans declined from 54.6% to 46.8%
• Commercial loans grew from 5.8% to 35.5%
Change in Deposit Mix from 2001:
• CDs declined from 58.6% to 47.4%
• Non-interest DDAs  grew from 2.3% to 9.9%
• Core deposits = 84% of total deposits
To Higher Yield Loans
To Higher Yield Loans
To Core Deposits
To Core Deposits
Fiscal Year ending 6/30
Fiscal Year ending 6/30
0%
20%
40%
60%
80%
100%
2001 2002 2003 2004 2005 2006 2007 2008
Other Investments Consumer Commercial

A Diversified Loan Portfolio

Loan portfolio value as of 6/30/2008:  $2.649 Billion
Loan Portfolio Mix as of June 30, 2008
C&I
Home Bulider
Credit Facilities &
Land Development
Residential
Home Equity
HELOC
Consumer
Commerical Real
Estate
Multi-family Real
Estate

$19.1
$22.0
$24.0
$87.0
$78.4
$72.0
$48.2
$44.1
$44.7
$38.6
$87.6
$13.5
$29.9
$31.9
$8.9
$34.8
$0
$20
$40
$60
$80
$100
$120
$140
2001* 2002 2003 2004 2005* 2006 2007 2008*
Net interest Income Non-interest Income
Diversification:
Total Operating Revenue Growth:  CAGR = 14.5%
Non-interest Income Growth* = 21.5%
($millions)
FYE 6/30:
$47.5
$58.2
$63.2
$70.2

$96.0
$118.9
*Adjusted for one time charges: 2001 - $4.8MM in restructuring losses associated with FFY merger, 2005 - $5.2MM for an impairment of securities and a $1.0MM for nontaxable life insurance proceeds, 2008 - $7.3 MM for an impairment of securities. Noninterest income amounts are exclusive of net gains and losses on sales of securities.
$108.3
$122.4

Fourth Quarter 2008
Financial Highlights

•
Net income of $2.9 million down 38.9% from net income of $4.8 million last quarter, March 2008
•
The dividend was maintained for the 38 consecutive quarter but was reduced 50% to $0.085
•
Net interest margin was  3.13% up from a 2.98% in third quarter fiscal 2008
•
Non performing assets were 2.22% of total assets at 6/30/08 up from 2.15%
at 3/31/08
•
Non performing loans were 1.91% of total loans at 6/30/08 down from
2.20% at 3/31/08
•
Commercial loans grew $21 million during the quarter and increased from
46% to 47% of total portfolio loans
•
Mortgage banking gains were $2.4 million up 38% from the fourth quarter
2007
th

Net Income History
$6,314
$16,230
$16,692
$14,151
$18,938
$23,044
$25,624
$10,792
0.54
1.55
1.09
1.29
1.16
1.30
0.67
1.49
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
2001 2002 2003 2004 2005 2006 2007 2008
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
Net Income EPS

CAGR* = 4.7%
CAGR* = 8.0%
GAAP Net Income
Core Earnings
$8,386
$16,230
$16,692
$15,565
$21,342
$24,457
$26,111
$11,599
0.72
1.52
1.65
1.46
1.20
1.29
1.16
1.02
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
2001 2002 2003 2004 2005 2006 2007 2008
0.00
0.20
0.40
0.60
0.80
1.00
1.20
1.40
1.60
1.80
Core Earnings EPS
*CAGR = 7 years 2001 - 2008

Financial Results:
Net Income to Core Net Income*
$24,457
-
-
$1,413
$23,044
2006
$8,386
-
-
$2,072
$6,314
2001
$16,230
-
-
-
$16,230
2002
- - $3,410 - -
Other-than-temporary
impairment of
securities, net of tax
- - $(1,005) - -
Tax-free proceeds
from executive life
insurance policy
$26,111
$487
$25,624
2007
$21,343
-
$18,938
2005
$15,565
$1,414
$14,151
2004
$11,599 $16,692
Core Earnings
$807 -
Merger, integration
and restructuring
costs, net of tax
$10,792
2008 2003
$16,692
GAAP Net Income
26 * Values in thousands

Average Earning Assets
45%
32%
12%
10%
1%

39%
38%
13%
9%
1%
Fiscal 2007
Fiscal 2008
Yield 6.61%
Yield 6.38%
•
Securities
•
Mortgage and Construction Loans
•
Commercial Loans
•
Federal Home Loan Bank Stock
•
Consumer Loans

Average Liability Mix
9%
5%
28%
36%
9%
13%

8%
5%
28%
38%
5%
16%
Yield 4.01% *
Yield 3.85%
•
Non-interest Bearing Checking
•
Certificate of Deposit
•
Interest Bearing Checking
•
Short-term Borrowings
•
Savings and Money Market
•
Long-term Debt
Fiscal 2007 Fiscal 2008
* Includes 4 basis point benefit from the call of an FHLB Advance with a purchase accounting premium

30%
33%
47%
17%
Total Service Charges & Fees on
Deposits
Net Gains on Loan Sales
Other Misc. Income - Bank (ATM
fees, LOC fees, BOLI)
Other Misc. Income - Non-Bank
Noninterest Income
* Excludes other than temporary impairment of securities of $7.3 million
Total Noninterest Income Fiscal 2008 = $35.7 Million*

Revenue and Expense Performance Ratios

58.4%
2.53%
58.8%
2.58%
57.5%
2.53%
57.3%
2.38%
66.8%
2.55%
2004 2005 2006 2007 2008
•
Core efficiency ratio (using fully tax equivalent net interest income and omitting CDI amortization)
•
Core noninterest expense as a percent  of average assets
Long Term Target Efficiency < 60.00% and NIE to Average Assets < 2.50%

Capital

• Defined within boundaries of the Capital Plan
• Maintain dividend at 40-50% of net income
• Consider the degree to which each acquisition is accretive or dilutive to capital
• Repurchase shares when prudent
TARGET = 6.00% - 7.50%
TARGET = 9.00% - 11.00%
TARGET = 10.50% - 12.50%
First Place Financial Corp. Tangible Equity to Tangible Assets 6.52%
First Place Bank Tier 1 Risk-Based Capital Ratio 10.37%
First Place Bank Total Risk-Based Capital Ratio 11.41%
Capital ratios at June 30, 2008

Financial Results:
Performance Measures
63.72%
3.13%
6.23%
4.13%
.39%
6/30/2008
4Q2008
3.33% 3.31% 2.99% 2.96% 2.98% 2.98% 2.92% 2.94% 3.07% 3.15% Core NIM
58.63%
9.25%
6.11%
.59%
3/31/2008
3Q2008
66.68%
4.63%
3.98%
.54%
median
LTM
65.78%
4.50%
3.75%
.56%
median
MRQ
Thrift Peers**
Regional
Peers***
67.73%
9.33%
6.97%
.64%
median
MRQ
90.82%
-4.94%
-3.28%
-.32%
12/31/2007
2Q2008
59.92%
9.98%
5.49%
.55%
LTM
median
LTM
9/30/2007
1Q2008
6/30/2007
4Q2007
3/31/2007
3Q2007
65.40% 60.46% 56.16% 58.45% Efficiency*
9.66% 11.60% 11.03% 11.71%
Core
ROTE
7.41% 7.72% 7.44% 8.02% Core ROE
.69% .78% .78% .85% Core ROA

*Excludes CDI Amortization
***Regional Peers: Publicly Traded Banks & Thrifts with Assets between $1.0 - $5.0 Billion located in IL, IN, MI, OH & PA. n = 47
**Thrift Peers: Publicly Traded Thrifts with Assets between $1.0 - $5.0 Billion located in the United States. n = 41
LTM and MRQ for peers are through March 31, 2008

Financial Results:
Net Income to Core Earnings*
$4,769
-
$4,769
3/31/2008
3Q2008
($2,633)
$514
($3,147)
12/31/2007
2Q2008
$6,254
-
$6,254
9/30/2007
1Q2008
$6,112
$487
$5,625
6/30/2007
4Q2007
$6,467
-
$6,467
3/31/2007
3Q2007
$3,209
$293
$2,916
6/30/2008
4Q2008
Core Earnings
Merger,
integration and
restructuring, net
of tax
GAAP Net Income

*Values in thousands

“Your ability to learn faster than your competition is your only sustainable competitive advantage.” - Arie De Geus 34

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